UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2026

BIOATLA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39787	85-1922320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 Torreyana Road
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 558-0708

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BCAB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operation and Financial Condition.

The information set forth in Item 7.01 of this Current Report on Form 8-K filed by BioAtla, Inc. (the “Company” or “BioAtla”) on March 2, 2026, with respect to the Company’s preliminary estimate of its cash and cash equivalents as of December 31, 2025 is incorporated herein by reference. Such information is preliminary, has not been audited and is subject to change pending completion of the Company’s audited financial statements for the year ended December 31, 2025. It is possible that the Company or its independent registered public accounting firm may identify items that require the Company to make adjustments to the amounts included in this Item 2.02, and such changes could be material. Additional information and disclosures would also be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2025.

The information included in this Item 2.02 and Item 7.01, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On March 2, 2026, the Company announced a workforce reduction of approximately 70%. The foregoing actions were committed to on February 24, 2026 and are intended to further cost-containment measures in connection with the Company’s formal process to explore and evaluate strategic options to maximize shareholder value.

The total cash payments related to this workforce reduction are estimated to be between $0.5 and $0.6 million related to employee severance and benefit costs. The Company expects to pay for the majority of these costs in the first quarter of 2026.

The estimates of the charges and expenditures that the Company expects to incur in connection with the above, and the timing thereof, are subject to a number of assumptions, and actual amounts may differ materially from estimates.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Richard Waldron’s employment and role as Chief Financial Officer of the Company will terminate effective as of March 2, 2026.

The Company has offered Mr. Waldon severance pursuant to a mutual separation agreement providing for (i) a prorated portion of his salary and benefits through March 31, 2026, (ii) extension of the exercise period of his vested stock options from ninety (90) days to two (2) years from Mr. Waldron’s date of separation and (iii) accelerated vesting of 37,875 shares underlying Mr. Waldon’s restricted stock units, in exchange for a general release of claims by Mr. Waldron.

Effective March 2, 2026, Chris Vasquez, the Company’s Chief Accounting Officer, was appointed the Company’s Chief Financial Officer and principal financial officer.

Mr. Vasquez, 50, has served as the Chief Accounting Officer, Controller and Corporate Secretary of the Company since 2024, as Corporate Controller of the Company from 2015 to 2024, as Vice President of Finance and Secretary of the Company from 2020 to 2024 and as Senior Vice President of Finance of the Company from 2023 to 2024. Mr. Vasquez has over 20 years of finance and business experience working with both public and private companies. Prior to joining the Company, he spent seven years at Cricket Communications, from October 2008 to October 2015, through its acquisition by AT&T, where his leadership role expanded to Associate Director of Accounting. He began his career with KPMG in their San Diego office’s audit practice. Mr. Vasquez received his BS degree in Accountancy from San Diego State University and is a Certified Public Accountant in the state of California.

There are no family relationships between any director or executive officer of the Company and Mr. Vasquez, and there are no arrangements or understandings between Mr. Vasquez and any other person pursuant to which he was appointed to serve as the Company’s Chief Financial Officer. Mr. Vasquez is not a party to any arrangement or understanding with any person pursuant to which he was appointed as an officer of the Company, nor is he a party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

Mr. Vasquez has entered into the standard indemnification agreement with the Company, a form of which was filed as Exhibit 10.15 to the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2025, that will remain in effect.

There will be no change in compensation for Mr. Vasquez in connection with his appointment as Chief Financial Officer.

Item 7.01 Regulation FD.

As previously disclosed, on February 8, 2026, The Nasdaq Stock Market LLC (“Nasdaq”) Office of General Counsel notified the Company that the Nasdaq Listing and Hearing Review Council (the “Listing Council”) has called for review Nasdaq’s February 6, 2026, decision (the “Delist Determination”) to suspend trading in the Company’s securities effective upon the open of the market on February 10, 2026, and ultimately delist the Company’s securities from, Nasdaq. Nasdaq had determined to suspend trading in the Company’s securities based upon (i) the Company’s non-compliance with the $1.00 bid price requirement under Nasdaq Listing Rule 5550(a)(2) and (ii) the Company’s failure to demonstrate compliance with the $2.5 million stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1), the latter notwithstanding the Company’s prior compliance with the alternative threshold of $35 million in market value of listed securities under Nasdaq Listing Rule 5550(b)(2) (the “MVLS Rule”) for 69 consecutive trading days. In rendering its decision, the Listing Council also determined to stay any such suspension and delisting action pending the outcome of the Listing Council’s review. Accordingly, the Company’s common stock will continue to trade on Nasdaq during the Listing Council review process. It is the Company’s understanding that the Listing Council review process may take several weeks to a few months to complete. The Company believes that Nasdaq’s delay in the consideration and confirmation of the Company’s compliance status, its subsequent failure to issue a determination that the Company had evidenced compliance with the MVLS Rule as well as Nasdaq’s recent decision to covertly overturn longstanding Nasdaq policy regarding the use of super-voting stock to obtain shareholder approval for a reverse stock split, has caused and will cause irreparable harm to the Company.

As previously disclosed, on December 30, 2025, BioAtla entered into an Investment Agreement (the “Investment Agreement”) with Inversagen AI, LLC, a Delaware limited liability company (“Inversagen AI”), and Alliance International Resources Corp., a Nevada corporation (“AIRC”). Subject to completion of financings by Inversagen AI as set forth in the Investment Agreement, with the initial investment into Inversagen AI being led by AIRC, BioAtla agreed to sell common units of a wholly owned subsidiary, BA 3021 SPV LLC, a Delaware limited liability company (the “SPV”) to Inversagen AI in a private placement for $40 million over multiple closings (the “SPV Transaction”).

In connection with the ongoing review by the Listing Council and the recently announced formal process to explore and evaluate strategic options and related workforce reduction, AIRC has not completed its investment into Inversagen AI, and the Company and Inversagen AI are currently in discussions with respect to potentially revising the structure and timeline of completing the SPV Transaction.

The Company can provide no assurance that the Listing Council’s review will result in the continued listing of the Company’s common stock on Nasdaq after the outcome of such review or that it will timely complete the SPV Transaction.

As previously disclosed, on November 20, 2025, the Company entered into Pre-Paid Advance Agreements (the “PPAs”) with each of YA II PN, Ltd., a Cayman Islands exempt limited partnership (“Yorkville”), Anson Investments Master Fund LP and Anson East Master Fund LP (collectively, the “Investors”). Pursuant to the PPAs, the Investors agreed to advance to the Company $7.5 million. Also on November 20, 2025 (the “Effective Date”), the Company entered into the Standby Equity Purchase Agreement (the “SEPA”) with Yorkville pursuant to which the Company has the right to sell to Yorkville up to $15.0 million of shares of Common Stock, subject to certain limitations and conditions set forth in the SEPA, during the 36 months following the Effective Date (such shares, the “SEPA Shares”).

As of December 31, 2025, the Company’s cash and cash equivalents were approximately $7.1 million. As of March 2, 2026, no amounts remained outstanding under the PPAs. At the Company’s option, the Company may sell SEPA Shares subject to satisfaction of the terms and conditions set forth in the SEPA, including but not limited to certain volume limitations.

The information included in this Item 7.01 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Formal Process to Explore and Evaluate Strategic Options

On March 2, 2026, the Company announced that it has initiated a formal process to explore and evaluate strategic options to maximize shareholder value, including sale of preclinical and clinical assets, licensing transactions, strategic partnerships or other corporate transactions. In connection with the evaluation of strategic alternatives, the Company is implementing a restructuring plan that includes a workforce reduction of approximately 70% percent as further described above in Item 2.05. A copy of the press release announcing the formal process is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Amendment No. 1 to Agreement and Plan of Merger

As previously disclosed, on January 30, 2026, the Company entered into the Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which (i) a wholly owned subsidiary (the “Merger Sub”) will merge with and into the Company, with the Company surviving (the “Merger”), (ii) every fifty (50) shares of Common Stock issued and outstanding, or held as treasury stock, will be converted into one (1) share of common stock of the surviving corporation, which shall be the Company, and (iii) the Company’s Amended and Restated Certificate of Incorporation would be amended and restated to, among other things, exempt future amendments to Article IV thereof from the supermajority voting requirements of Article IX and instead default to the voting requirements provided by Delaware law.

On March 2, 2026, the Company and Merger Sub entered into Amendment No. 1 to the Merger Agreement (“Amendment No. 1”) to provide that the Company’s Amended and Restated Certificate of Incorporation shall be unaffected by the Merger contemplated thereby and shall be the certificate of incorporation of the surviving corporation.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the text of Amendment No. 1, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Forward-Looking Statements

This Current Report contains forward-looking statements. All statements other than statements of historical facts contained herein, including, but not limited to, statements concerning the intended benefits of the formal process; the timing and ability of the Company to complete the SPV Transaction; and statements regarding the percentage of workforce affected by, the estimated cash payment related to, and the timing of costs incurred from the reduction in force; preliminary estimate of cash and cash equivalents as of December 31, 2025; and the ability of the Company to sell SEPA Shares are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Factors that could cause actual results to differ include, among others: the ability to achieve the expected benefits of the Company’s workforce reduction, factors that raise substantial doubt about the Company’s ability to continue as a going concern and that the Company will need additional funding to continue development of its CAB technology platform and its CAB product candidates; the risk that preliminary or interim clinical results may not be indicative of results from later cohorts or larger populations; potential delays in clinical and preclinical trials; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, or regulatory approval dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; whether regulatory authorities will be satisfied with the design of and results from the clinical studies or take favorable regulatory actions based on results from the clinical studies; the Company’s dependence on the success of the Company’s CAB technology platform; the Company’s ability to enroll patients in the Company’s ongoing and future clinical trials; the successful selection and prioritization of assets to focus development on selected product candidates and indications; the Company’s ability to form collaborations and partnerships with third parties and the success of such collaborations and partnerships; the Company’s reliance on third parties for the manufacture and supply of the Company’s product candidates for clinical trials; the Company’s reliance on third parties to conduct the Company’s clinical trials and some aspects of the Company’s research and preclinical testing; potential adverse impacts due to geopolitical or macroeconomic events outside of the Company’s control, including health epidemics or pandemics; and those other risks and uncertainties described in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2025, the Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 6, 2025, August 7, 2025 and November 13, 2025 and the Company’s subsequent filings with the SEC. Any forward-looking statements contained in this Current Report speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
1.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of March 2, 2026, by and between BioAtla, Inc. and BA Merger Sub, Inc.
99.1	Press Release dated March 2, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioAtla, Inc.

Date:	March 2, 2026	By:	/s/ Jay M. Short, Ph.D.
Jay M. Short, Ph.D. Chief Executive Officer